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                                                                    EXHIBIT 10.2

                           CIVIL SETTLEMENT AGREEMENT
                                  I. PARTIES

         This Civil Settlement Agreement ("Agreement") is entered into between the following (the "Parties") through their authorized representatives: the United States of America, acting through the United States Department of Justice and on behalf of the Office of Inspector General ("OIG-HHS") of the Department of Health and Human Services ("HHS"); the TRICARE Management Activity ("TMA")(formerly the Office of Civilian Health and Medical Program of the Uniformed Services ("OCHAMPUS")), through its General Counsel (collectively "the United States"); and HCA Inc., formerly known as Columbia/HCA Healthcare Corporation, on behalf of its predecessors and current and former affiliates, divisions and subsidiaries (collectively "HCA").

                                  II. PREAMBLE

         As a preamble to this Agreement, the Parties agree to the following:

         A. HCA is a Delaware corporation that through its predecessors and/or its subsidiaries and affiliates operates or has operated over 400 hospitals, over 500 home health agencies, and numerous ancillary health care facilities in at least thirty states.

         B. James F. Alderson, Gary L. King, Francesco Lanni, Michael Marine, Ann Mroz, Joseph "Mickey" Parslow, James M. Thompson, and John W. Schilling ("Relators") filed qui tam actions in various United States District Courts that are now pending before the District Court for the District of Columbia captioned as follows:


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         (1)      U.S. ex rel. Alderson v. Columbia/HCA Healthcare Corp., et
                  al,

                  Case No. 99-3290 (D.D.C.);

         (2)      U.S. ex rel. King v. Columbia/HCA Healthcare Corp., et al.,

                  Case No. 99-3306 (D.D.C.);

         (3)      U.S. ex rel. Lanni v. Curative Health Services, Inc. et al.,

                  Case No. 00-2584 (D.D.C.);

         (4) U.S. ex rel. Marine v. Columbia Aventura Medical Center, et al.,

                  Case No. 00-1845 (D.D.C.);

         (5)      U.S. ex rel. Mroz v. Columbia/HCA Healthcare Corp., et al.,

                  Case No. 99-3292 (D.D.C.);

         (6) U.S. ex rel. Parslow v. Columbia/HCA Healthcare Corp., et al.,

                  Case No. 99-3338 (D.D.C.);

         (7) U.S. ex rel. Schilling v. Columbia/HCA Healthcare Corp., et al.,

                  Case No. 99-3289 (D.D.C.);

         (8) U.S. ex rel. Thompson v. Columbia/HCA Healthcare Corp., et al.,

                  Case No. 99-3302 (D.D.C.).

In the Alderson, Schilling, and Marine actions, above, HCA and certain of the HCA hospitals identified in Attachment 1 to this Agreement filed counterclaims and amended counterclaims against the United States ("HCA Counterclaims").

         C. HCA submitted or caused to be submitted claims for payment to the Medicare Program (Medicare), Title XVIH of the Social Security Act, 42 U.S.C.ss.ss.1395-


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1395ggg, the Medicaid Program, 42 U.S.C.ss.ss.1396-1396v; and the TRICARE
Program (TRIGARE), 10 U.S.C.ss.ss.1071-1110 (collectively "the government healthcare programs").

         D. The United States contends that it has certain civil claims under the False Claims Act, 31 U.S.C. ss.ss. 3729-33, and other federal statutes and/or common law and equitable doctrines, as specified in Paragraph 2 below, against HCA, for engaging in the following conduct (hereinafter the "Covered Conduct"):

                               (1) COST REPORTING

         For cost report or cost statement periods ending on or after January 1, 1987 and ending on or before December 31, 1997, HCA and the HCA hospitals identified in Attachment 1 to this Agreement ("the HCA Hospitals") submitted or caused to be submitted cost reports and cost statements to representatives of the government healthcare programs seeking (a) reimbursement based in whole or in part upon costs stated to have been incurred as a result of treating beneficiaries of those programs, or (b) certain other payments claimed for reimbursement through a cost report (specifically, disproportionate share payments, indirect and direct medical education payments, bad debt payments, payments on charges where program reimbursable costs exceeded those charges, organ transplant payments, CORF payments, and rural health clinic payments), all of which HCA or an HCA Hospital represented were subject to reimbursement under the laws, regulations and rules applicable to those programs. These claims were false because many of the costs for which HCA and the HCA Hospitals sought reimbursement were either not incurred, incurred in lesser amounts, and/or otherwise not "allowable," i.e., reimbursable, as claimed under the laws, regulations and rules governing the programs.


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                            (2) PHYSICIAN KICKBACKS

         From January 1, 1987 through December 31, 1999, the HCA Hospitals (i.e., the hospitals identified in Attachment 1) and affiliated HCA home health agencies submitted or caused to be submitted claims to representatives of the government healthcare programs for items and services delivered by hospitals and home health agencies that were ordered by a physician, a member of a physician group practice, a professional corporation or other legal entity owned at least in part by a physician with whom the billing HCA provider, an HCA entity having an ownership interest in that provider, or an entity in which the HCA provider has an ownership interest, had a financial relationship, directly or through a family member. These claims were false because (a)
Section 1877 of the Social Security Act ("SSA"), 42 U.S.C. ss. 1395nn (also known as the Stark Laws) prohibited the HCA providers from billing Medicare for items or services referred or ordered by physicians with whom HCA had improper financial relationships, (b) the HCA providers forfeited the right to bill the government healthcare programs for such items and services by paying remuneration to physicians intending that remuneration to induce those and other referrals in violation of the Anti-kickback Statute, 42 U.S.C. ss. 1320a-7b(b), or (c) the HCA providers were required to and did certify on cost reports submitted to fiscal intermediaries for the applicable fiscal years that items and services identified or summarized in each cost report were not provided or procured through the payment directly or indirectly of a kickback or billed in violation of federal law (i.e., the Stark Laws).

                        (3) CURATIVE WOUND CARE CENTERS

         From January 1, 1993 through December 31, 1999, HCA hospitals identified in Attachment 2 to this Agreement submitted or caused to be submitted cost reports to


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representatives of Medicare seeking reimbursement of management fees paid to
Curative Health Services, Inc. ("Curative"), and seeking reimbursement for items and services rendered to patients in Wound Care Centers managed by Curative ("WCCs"). These claims were false because the management fees paid to Curative included unallowable costs for marketing and advertising. Certain of the HCA hospitals identified in Attachment 2 also submitted claims that were false because, contrary to each such hospital's certification, the management fee payments to Curative violated the Anti-kickback Statute, 42 U.S.C. ss. 1320a-7b(b), and claims submitted for items or services rendered to Medicare beneficiaries as a result were fraudulent. Additionally, the claims of certain hospitals identified in Attachment 2 for reimbursement of costs incurred for providing Procuren, a wound-healing product manufactured by Curative, were false because Procuren was not reimbursable under Medicare.

                                (4) PPS TRANSFER

         From January 1, 1992 through December 31, 2000, HCA hospitals identified in Attachment 1 to this Agreement submitted or caused to be submitted claims for discharges of patients who were in fact transferred to another Prospective Payment System ("PPS") facility. Those claims were false because such patients were not "discharged" within the applicable Medicare regulations and the HCA hospitals were not entitled to the full amount of reimbursement they sought.

                    (5) CEDARS MEDICAL CENTER COST SHIFTING

         From 1994 through December 31, 1997, HCA hospitals identified in Attachment 3 filed false Medicare cost reports and cost statements that included Resource Center home health costs incurred by another hospital, Cedars Medical Center, which costs Medicare would not pay


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because Cedars' home health costs exceeded the cost limit, to other HCA hospitals that were below the cost limits. These claims were false because hospitals identified in Attachment 3 were not entitled to receive reimbursement for the costs incurred by Cedars Medical Center under the laws, regulations and rules governing Medicare.

                  (6) LAWNWOOD REGIONAL MEDICAL CENTER CLAIMS

         For cost report years 1991 through 1996, HCA's Lawnwood Regional Medical Center submitted cost reports to representatives of Medicare seeking reimbursement of purportedly allowable costs. These claims were false because
Lawnwood: (a) overstated the extent to which it treated a disproportionate share of indigent patients; (b) improperly reclassified certain salary and benefit costs to the skilled nursing unit, the psychiatric facility and the outpatient services department for employees who did not work in those units;
(c) billed inconsistently for laboratory services; and (d) did not properly allocate the salaries and benefits of certain emergency room physicians.

         E. The OIG-HHS and TMA contend that they have certain administrative claims against HCA under the provisions for permissive exclusion from the Medicare, Medicaid, and other Federal health care programs, 42 U.S.C.ss.1320a-7(b), the provisions for civil monetary penalties, 42 U.S.C.ss.1320a-7a, and permissive exclusion from TRICARE, 32 C.F.R. ss.199.9, for the Covered Conduct.

         F. HHS also contends that it has certain administrative claims against HCA for overpayments for amounts claimed through cost reports and cost statements submitted to representatives of Medicare. Those administrative overpayment claims are the subject of another


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settlement agreement executed contemporaneously with this agreement between HCA and the HHS Centers for Medicare & Medicaid Services ("2003 HHS Administrative Agreement").

         G. The Relators identified in Paragraph B above have each represented, through counsel, that they agree that the settlement amount negotiated by the United States for claims stated in the qui tam action each filed is fair, adequate, and reasonable under all the circumstances as defined by 31 U.S.C. ss. 3730(c)(2)(B). Each Relator claims entitlement under 31 U.S.C. ss. 3730(d) to a share of the proceeds of this Agreement. This Agreement does not cover the claims of any Relator to a share of the proceeds or their attorney's fees under 31 U.S.C. ss. 3730(d). Nothing in this agreement shall constitute evidence or an admission that any relator has a valid claim as a relator.

         H. This Settlement Agreement does not constitute evidence or an admission by any party of any liability or wrongful conduct.

         I. HCA has executed a letter of credit in favor of the United States in the total amount of two hundred fifty million dollars ($250,000,000) pursuant to a February 11, 1999 Letter of Credit Agreement (LOC Agreement), as amended. The LOC Agreement is incorporated herein by reference.

         J. HCA and OIG-HHS executed a separate Corporate Integrity Agreement ("CIA") on December 14, 2000, which is incorporated herein by reference.

         K. To avoid the delay, uncertainty, inconvenience, and expense of protracted litigation of the claims set forth above, the Parties hereby reach a full and final settlement of the claims against HCA pursuant to the Terms and Conditions set forth below.


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                           III. TERMS AND CONDITIONS

         NOW, THEREFORE, in reliance upon the representations contained herein, in consideration of the mutual promises, covenants, and obligations set forth below, and for good and valuable consideration as stated herein, the Parties agree as follows:

         1. HCA agrees to pay to the United States $629,487,927.00, plus interest accruing at a simple rate of 4.5% per annum from February 3, 2003 through and including the Payment Date (the "Settlement Amount"). The "Payment Date" shall be within ten (10) days after entry of the Orders of Dismissal by the United States District Court for the District of Columbia. HCA agrees to pay the Settlement Amount to the United States by electronic funds transfer pursuant to written instructions to be provided by Michael F. Hertz, Director, Commercial Litigation Branch, Civil Division, United States Department of Justice. The Settlement Amount represents the total of the following settlement amounts:

         Cost Reporting Intervened Claims: $356,000,000
         Physician Kickbacks: $225,500,000
         Curative Wound Care Centers: $17,000,000
         PPS Transfer:   $5,000,000
         Cedars Medical Center Cost Shifting: $950,000
         Lawnwood Regional Medical Center: $5,037,927
         Amounts for Alderson and Schilling Declined Claims: Relators' Share for those Claims: $20,000,000

         2. Subject to the exceptions in Paragraph 8 below, in consideration of the obligations of HCA set forth in this Agreement, conditioned upon HCA's payment in full of the


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Settlement Amount, the United States (on behalf of itself, its officers, agents, agencies, and departments) agrees to release HCA together with its current and former parent corporations, each of its direct and indirect subsidiaries, brother or sister corporations, divisions, corporations, current or former owners, partnerships or other legal entity in which HCA or an HCA subsidiary has or had an ownership interest, and the partners or other shareholders in any such partnership or other legal entity, and the successors and assigns of any of them, from any civil or administrative monetary claim the United States has or may have under the False Claims Act, 31 U.S.C. ss.ss. 3729-3733; the Civil Monetary Penalties Law, 42 U.S.C. ss. 1320a-7a; the Program Fraud Civil Remedies Act, 31 U.S.C. ss.ss. 3801-3812; the civil money penalty provision of the Stark Laws, 42 U.S.C. ss.ss. 1395nn(g)(3), (4); or the common law and/or equitable theories of payment by mistake, unjust enrichment, recoupment, restitution, disgorgement of illegal profits and fraud, for the Covered Conduct.

         3. In consideration of the obligations of HCA set forth in this Agreement, conditioned upon HCA's payment in full of the Settlement Amount, the United States (on behalf of itself, its officers, agents, agencies, and departments) agrees to release HCA from all obligations it has under the LOC Agreement.

         4. After the execution of this Agreement, the United States, HCA and Relators will file stipulations in the United States District Court for the District of Columbia for (a) dismissal with prejudice of the claims stated against HCA in the United States' Complaints and Amended Complaints in the Civil Actions identified in Paragraph B above; (b) dismissal with prejudice to Relators and without prejudice to the United States of those claims stated against HCA in the Relators' Complaints and Relators' Amended Complaints in the Civil Actions


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identified in Paragraph B above; and (c) dismissal with prejudice to HCA and the HCA Hospitals of the HCA Counterclaims. The stipulations of dismissal will be conditioned upon receipt by the United States of the Settlement Amount, and subject to the terms of this Agreement. With the exception of those claims excluded from the above releases by Paragraph 8 below, the parties agree that they reserve the right to seek to dismiss any claim of any relator other than those identified on the grounds they are coextensive with the Covered Conduct or are otherwise barred.

         5. Should this Agreement be challenged by any relator as not fair, adequate or reasonable pursuant to 31 U.S.C. ss. 3730(c)(2)(B), the United States and HCA agree that they will take all reasonable and necessary steps to defend this Agreement.

         6. In consideration of the obligations of HCA set forth in this Agreement and the CIA, incorporated herein by reference, conditioned upon HCA's payment in full of the Settlement Amount, the OIG-HHS agrees to release and refrain from instituting, directing or maintaining any administrative action seeking exclusion from the Medicare, Medicaid, or other Federal health care programs (as defined in 42 U.S.C. ss. 1320a-7b(f)) against HCA under 42 U.S.C. ss. 1320a-7a (Civil Monetary Penalties Law), or 42 U.S.C. ss. 1320a-7(b)(7) (permissive exclusion for fraud, kickbacks, and other prohibited activities), for the Covered Conduct, except as reserved in Paragraph 8, below, and as reserved in this Paragraph. The OIG-HHS expressly reserves all rights to comply with any statutory obligations to exclude HCA together with its current and former parent corporations, each of its direct and indirect subsidiaries, brother or sister corporations, divisions, current or former owners, affiliates, and the successors and assigns of any of them from the Medicare, Medicaid, or other Federal health care program under 42 U.S.C. ss. 1320a-7(a)(mandatory exclusion) based upon the Covered Conduct. Nothing in this


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Paragraph precludes the OIG-HHS from taking action against entities or persons, or for conduct and practices, for which claims have been reserved in Paragraph 8, below.

         7. In consideration of the obligations of HCA set forth in this Agreement, conditioned upon HCA's payment in full of the Settlement Amount, TMA agrees to release and refrain from instituting, directing, or maintaining any administrative action seeking exclusion from the TRICARE/CHAMPUS Program against HCA under 32 C.F.R. ss. 199.9 for the Covered Conduct, except as reserved in Paragraph 8, below, and as reserved in this Paragraph. TMA expressly reserves authority to exclude HCA together with its current and former parent corporations, each of its direct and indirect subsidiaries, brother or sister corporations, divisions, current or former owners, affiliates, and the successors and assigns of any of them, from the TRICARE/CHAMPUS program under 32 C.F.R. ss.ss. 199.9 (f)(l)(i)(A),
(f)(l)(i)(B), and (f)(l)(iii), based upon the Covered Conduct.

         8. Notwithstanding any term of this Agreement, specifically reserved and excluded from the scope and terms of this Agreement as to any entity or person (including HCA and Relators) are any and all of the following claims of the United States or its agencies:

                  a. Any civil, criminal or administrative liability arising under Title 26, U.S. Code (Internal Revenue Code);

                  b.       Any criminal liability;

                  c. Except as stated in Paragraphs 2, 6 and 7 of this Agreement, any administrative liability, including mandatory exclusion from Federal health care programs;

                  d.       Any liability for any conduct other than the Covered
Conduct;


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                  e.       Any claims based upon such obligations as are
created by this Agreement;

                  f. Any express or implied warranty claims or other claims for defective or deficient products or services, including quality of goods and services, provided by HCA;

                  g. Any claims for personal injury or property damage, or for other similar consequential damages, arising from the Covered Conduct;

                  h. Any claims based on a failure to deliver items or services due;

                  i. Any civil or administrative claims against individuals (including current or former directors, officers, employees, agents, or shareholders of HCA);

                  j. Any civil or administrative claims against hospitals or other entities acquired by HCA after May 2000 for conduct during periods in which those hospitals or entities were not owned in whole or in part by HCA prior to May 2000;

                  k. Any claims for conduct described in Paragraph (D)(l) (cost reporting) that are alleged in the relators' complaints pending as of December 2002 in the following qui lawsuits:

                  (i) U.S. ex rel. Hockett, et al., v. Columbia/HCA Healthcare Corp., et al., No. 99-33ll(D.D.C);

                  (ii) U.S. ex rel. McReady v. Columbia North Monroe Hospital, et al., No. 00-1846(D.D.C.);

                  (iii) {7.5*. ex rel. Sanderson v. HCA - The Healthcare Company, et al., No. 3-01 0580 (M.D. Tenn.);


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                  (iv)     U.S. ex rel. Locke v. Living Hope Institute, et al.,
                           Civ. A. No. LR-C-99-031 (E.D.Ark.).

         9. HCA waives and will not assert any defenses HCA may have to any criminal prosecution or administrative action relating to the Covered Conduct, which defenses may be based in whole or in part on a contention that, under the Double Jeopardy Clause in the Fifth Amendment of the Constitution, or under the Excessive Fines Clause in the Eighth Amendment of the Constitution, this Settlement bars a remedy sought in such criminal prosecution or administrative action. HCA agrees that this settlement is not punitive in purpose or effect. Nothing in this Paragraph or any other provision of this Agreement constitutes an agreement by the United States concerning the characterization of the Settlement Amount for purposes of the Internal Revenue Laws, Title 26 of the United States Code.

         10. HCA and the HCA Hospitals fully and finally release the United States, its agencies, employees, servants, and agents from any claims (including, without limitation, the HCA Counterclaims and any claims for attorney's fees, costs, and expenses of every kind and however denominated) which HCA has asserted, could have asserted, or may assert in the future against the United States, its agencies, employees, servants, and agents, related to the Covered Conduct and the United States' investigation, prosecution and settlement thereof.

         11. The Settlement Amount will not be decreased as a result of the denial of claims for payment now being withheld from payment by any Medicare carrier or intermediary or by TRICARE or any State payor, related to the Covered Conduct; and HCA agrees not to resubmit to any Medicare carrier or intermediary or to TRICARE or any State payor any


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
previously denied claims related to the Covered Conduct, and agrees not to appeal any such denials of claims.

         12.      HCA agrees to the following:

                  (a) Unallowable Costs Defined: HCA agrees that all costs (as defined in the Federal Acquisition Regulations (FAR) 48 C.F.R. ss. 31.205-47 and in Titles XVIII and XIX of the Social Security Act, 42 U.S.C. ss.ss. 1395-1395ggg and 1396-1396v, and the regulations promulgated thereunder) incurred by or on behalf of HCA, its predecessors and current and former affiliates, divisions and subsidiaries and its present or former officers, directors, employees, shareholders, and agents in connection with:

                           (1)      the matters covered by this Agreement and
any related Plea Agreement,

                           (2)      the Government's audit(s) and civil and any
criminal investigation(s) of the matters covered by this Agreement,

                           (3)      HCA's investigation, defense, and
corrective actions undertaken in response to the Government's audit(s) and civil and any criminal investigation(s) in connection with the matters covered by this Agreement (including attorneys fees and the obligations undertaken pursuant to the CIA incorporated in this Agreement),

                           (4)      the negotiation and performance of this
Agreement and any Plea Agreement, and

                           (5)      the payments HCA makes to the United States
pursuant to this Agreement and the 2003 HHS Administrative Agreement and any payments that HCA may make to any relator and/or relator's attorney, are unallowable costs on Government contracts and


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under the Medicare Program, Medicaid Program, TRICARE Program, and Federal
Employees Health Benefits Program (FEHBP). (All costs described or set forth in this Paragraph 12(a) are hereafter, "unallowable costs").

                  (b) Future Treatment of Unallowable Costs: These unallowable costs will be separately estimated and accounted for by HCA, and HCA will not charge such unallowable costs directly or indirectly to any contracts with the United States or any State Medicaid Program, or seek payment for such unallowable costs through any cost report, cost statement, information statement, or payment request submitted by HCA or any of its subsidiaries to the Medicare, Medicaid, TRICARE, or FEHBP Programs.

                  (c)      Treatment of Unallowable Costs Previously Sought:
HCA further agrees that within 60 days of the effective date of this Agreement it will identify to applicable Medicare and TRICARE fiscal intermediaries, carriers, and/or contractors, and Medicaid, VA and FEHBP fiscal agents, any unallowable costs (as defined in this Paragraph) included in payments previously sought from the United States, or any State Medicaid Program, including, but not limited to, payments sought in any cost reports, cost statements, information reports, or payment requests already submitted by HCA or any of its subsidiaries, and will request, and agree, that such cost reports, cost statements, information reports, or payment requests, even if already settled, be adjusted to account for the effect of the inclusion of the unallowable costs. HCA agrees that the United States will be entitled to recoup from HCA any overpayment as a result of the inclusion of such unallowable costs on previously-submitted cost reports, information reports, cost statements, or requests for payment. Any payments due after the adjustments have been made shall be paid to the United States pursuant to the direction of the


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Department of Justice, and/or the affected agencies. The United States reserves its rights to disagree with any calculations submitted by HCA or any of its subsidiaries on the effect of inclusion of unallowable costs (as defined in this Paragraph) on HCA or any of its subsidiaries' cost reports, cost statements, or information reports. Nothing in this Agreement shall constitute a waiver of the rights of the United States to examine or reexamine the unallowable costs described in this Paragraph.

                  13. HCA agrees to cooperate fully and completely with the United States in any criminal, civil and/or administrative investigations and proceedings of any present and former officers, directors, employees and agents, and of any parties with whom it had or has a business or professional relationship with respect to the Covered Conduct. HCA will itself provide information through testimony and/or oral briefings by competent corporate representatives upon request of the United States. HCA will furnish to the United States, upon reasonable request, complete and un-redacted copies of all non-privileged documents, reports, memoranda of interviews, and records in its possession, custody, or control concerning any investigation of the Covered Conduct which it has undertaken, or which has been performed by others on its behalf, and agrees that it will not assert any claim of privilege with respect to information requested by the United States to establish the authenticity or evidentiary foundation for the non-privileged information it has provided. HCA agrees not to impair, and, upon reasonable notice, will encourage, the cooperation of its directors, officers, employees and agents in any investigation of the Covered Conduct. HCA also agrees to use its best efforts to make available, and encourage the cooperation of, former directors, officers and employees for interviews and testimony, consistent with the rights and privileges of such individuals in any


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investigation of the Covered Conduct. The obligations referred to in this
Paragraph shall in no way limit HCA's obligations under any other agreement with the United States or the any state, including, but not limited to, the Plea Agreement that HCA entered with the United States in December, 2000.

         14. This Agreement is intended to be for the benefit of the Parties, and by this instrument the Parties do not release any claims against any other person or entity, except to the extent specifically provided for in this Agreement.

         15. HCA agrees that it will not seek payment for any of the health care billings covered by this Agreement from any health care beneficiaries or their parents or sponsors. HCA waives any causes of action against these beneficiaries or their sponsors or responsible parties based upon the claims for payment covered by this Agreement.

         16. Except as may be expressly provided to the contrary in this Agreement, each party to this Agreement will bear its own legal and other costs incurred in connection with this matter, including the preparation and performance of this Agreement.

         17. This Agreement is governed by the laws of the United States. The Parties agree that the exclusive jurisdiction and venue for any dispute arising between and among the Parties under this Agreement will be the United States District Court for the District of Columbia, except that disputes arising under the Corporate Integrity Agreement shall be resolved exclusively under the dispute resolution provisions in the Corporate Integrity Agreement.

         18. This Agreement may not be amended except by written consent of the Parties, except that only HCA and OIG-HHS must agree in writing to modification of the Corporate Integrity Agreement.


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         19.      The undersigned individuals signing this Agreement on behalf of HCA represent and warrant that they are authorized by HCA to execute this Agreement. The undersigned United States signatories represent that they are signing this Agreement in their official capacities and that they are authorized to execute this Agreement.

         20. This Agreement may be executed in counterparts, each of which constitutes an original and all of which constitute one and the same agreement.

         21. This Agreement is binding on HCA's successors, transferees, heirs, and assigns.

         22. This Agreement is effective on the date of signature of the last signatory to the Agreement. Facsimiles of signatures shall constitute acceptable, binding signatures for purposes of this Settlement Agreement.


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                          THE UNITED STATES OF AMERICA


DATED: June 26, 2003                       BY: /s/ Joyce R. Branda
      ----------------------------            --------------------------------
                                              JOYCE R. BRANDA
                                              Deputy Director
                                              Commercial Litigation Branch
                                              Civil Division
                                              U.S. Department of Justice


Civil Settlement Agreement
Between the United States & HCA Inc.  -19-

DATED: June 25, 2003                       BY: /s/ Larry J. Goldberg
      ----------------------------            --------------------------------
                                              LARRY J. GOLDBERG
                                              Assistant Inspector for Legal
                                              Affairs Office of Inspector
                                              General United States Department
                                                of Health and Human Services


Civil Settlement Agreement
Between the United States & HCA Inc.  -20-

DATED: 24 June 03                          BY: /s/ Laurel C. Gillespie
      ----------------------------            --------------------------------
                                              LAUREL C. GILLESPIE
                                              Deputy General Counsel
                                              TRICARE Management Activity
                                              United States Department of
                                                Defense


Civil Settlement Agreement
Between the United States & HCA Inc.  -21-

                                    HCA INC.


DATED: 6/24/2003                          BY: /s/ Robert A. Waterman
      ----------------------------            --------------------------------
                                              ROBERT A. WATERMAN
                                              General Counsel
                                              HCA


DATED: JUNE 24, 2003                       BY: /s/ Cathryn L. Sowers
      ----------------------------            --------------------------------
                                              CATHRYN L. SOWERS
                                              Vice President
                                              Litigation
                                              HCA


DATED: 6/26/03                             BY: /s/ Roger S. Goldman
      ----------------------------            --------------------------------
                                              ROGER S. GOLDMAN
                                              WALTER P. LOUGHLIN
                                              Latham & Watkins
                                              Counsel for HCA


Civil Settlement Agreement
Between the United States & HCA Inc.  -22-

ATTACHMENT ONE

                             HCA HOSPITALS TO WHICH
                                COST REPORTING,
                             PHYSICIAN KICKBACK AND
                                  PPS TRANSFER
                                 RELEASES APPLY
                         (RELEASED LIABILITY RUNS ONLY
                       THROUGH HCA SALE OR CLOSURE DATE)

                                   MEDICARE
                                   PROVIDER                                                                             DATE OF HCA
FACILITY                           NUMBER                                                                               SALE OR
NAME                               (REDACTED)  STREET                           ZIP     CITY                  STATE     CLOSURE
-----------------------------------------------------------------------------------------------------------------------------------
THOMASVILLE HOSPITAL                           1440 Highway 43 North            36748   THOMASVILLE           AL        08/17/93
ANDALUSIA HOSPITAL                             849 S Three Notch Street         36420   ANDALUSIA             AL        05/11/99
MEDICAL CENTER - ENTERPRISE                    400 N Edwards Street             36330   ENTERPRISE            AL        05/01/94
MONTGOMERY REGIONAL MED CTR                    301 South Ripley Street          36104   MONTGOMERY            AL        09/01/98
NORTHWEST MEDICAL CENTER                       Jackson Hwy. By-Pass             35653   RUSSELLVILLE          AL        10/01/98
NORTHRIDGE MED CTR                             124 S Memorial Dr                36067   PRATTVILLE            AL        09/01/98
FOUR RIVERS MED CTR                            1015 Medical Center Parkway      36701   SELMA                 AL        09/01/98
DOCTORS HOSPITAL - MOBILE                      1700 Center Street               36604   MOBILE                AL        05/31/90
FLORENCE HOSPITAL                              2111 Cloyd Boulevard             35630   FLORENCE              AL        10/01/98
MEDICAL CENTER - SHOALS                        201 Avalon Ave.                  35661   MUSCLE SHOALS         AL        10/01/98
MEDICAL CENTER - HUNTSVILLE                    911 Big Cove Rd., S.E.           35801   HUNTSVILLE            AL        03/23/94
CRESTWOOD - MED CTR HUNTSVILLE                 One Hospital Drive               35801   HUNTSVILLE            AL        05/11/99
EAST MONTGOMERY MEDICAL CTR                    404 Taylor Road                  36117   MONTGOMERY            AL        09/01/98
KNOLLWOOD PARK MEDICAL CENTER                  5600 Girby Road                  36690   MOBILE                AL        05/31/90
ALASKA REGIONAL                                2801 Debarr Road Pouch 8AH       99514   ANCHORAGE             AK
MEDICAL  CENTER - PHOENIX                      1947 East Thomas Rd              85016   PHOENIX               AZ        05/11/99
EL DORADO MEDICAL CENTER                       1400 North Wilmot Road           85712   TUCSON                AZ        05/11/99
PARADISE VALLEY HOSPITAL                       3929 E. Bell Road                85032   PHOENIX               AZ        05/11/99
NORTHWEST HOSPITAL                             6200 N. La Cholla Boulevard      85741   TUCSON                AZ        05/11/99
SONORA DESERT PSYCHIATRIC                      1920 W. Rudasill Rd.             85704   TUCSON                AZ        06/12/92
PARADISE VALLEY PSYCHIATRIC                    7100 East Mescal St              85254   PHOENIX               AZ        05/11/99
MED CTR OF  SOUTH ARKANSAS                     700 West Grove                   71731   EL DORADO             AR        05/11/99
MEDICAL PARK HOSPITAL                          2001 South Main Street           71801   HOPE                  AR        05/11/99
DEQUEEN REGIONAL MED CTR                       1306 W. Collin Raye Boulevard    71832   DEQUEEN               AR        05/11/99
DOCTORS HOSPITAL (LITTLE ROCK)                 6101 Capitol Avenue              72205   LITTLE ROCK           AR        02/01/98
RIVERSIDE COMMUNITY MEDICAL                    4445 Magnolia Avenue             92501   RIVERSIDE             CA
BROTMAN MEDICAL CENTER                         3828 Delmass Terrace             90231   CULVER CITY           CA        05/31/89
ENCINO TARZANA REGIONAL                        16237 Ventura Boulevard          91436   ENCINO                CA        12/31/92
VALLEY MEDICAL CENTER                          1688 East Main St                92021   EL CAJON              CA        03/16/93
SAN JOSE MEDICAL CENTER                        675 E. Santa Clara Street        95112   SAN JOSE              CA
SAN LEANDRO HOSPITAL                           13855 E. 14th Street             94578   SAN LEANDRO           CA        05/11/99
WESTSIDE HOSPITAL                              910 S. Fairfax Ave.              90036   LOS ANGELES           CA        07/01/96
HEALDSBURG GENERAL HOSPITAL                    1375 University Avenue           78413   HEALDSBURG            CA        11/16/98
HUMANA HOSPITAL - WESTMINSTER                  200 Hospital Circle              92683   WESTMINSTER           CA        11/10/92
GOOD SAMARITAN HOSPITAL                        2425 Samaritan Drive             95124   SAN FRANCISCO         CA
PALM DRIVE HOSPITAL                            501 Petaluma Avenue              95472   SEBASTOPOL            CA        03/01/99
VISALIA COMMUNITY HOSPITAL                     1633 S. Court St.                93277   VISALIA               CA        08/31/94
GREEN HOSPITAL OF SCRIPPS CLINIC               10666 North Torrey Pines Road    92037   LA JOLLA              CA        10/31/91
WEST ANAHEIM MED CTR                           3033 W Orange Ave                92804   ANAHEIM               CA        05/11/99
COMMUNITY - GARDENA                            1246 West 155th Street           90247   GARDENA               CA        12/31/91
UKIAH GENERAL HOSPITAL                         1120 South Dora Street           95482   UKIAH                 CA        08/07/88
WEST HILLS REGIONAL MEDICAL CTR                7300 Medical Center Drive        91307   CANOGA PARK           CA
HUNTINGTON BEACH HOSPITAL                      17772 Beach Boulevard            92647   HUNTINGTON BEACH      CA        05/11/99
LOS ROBLES REGIONAL                            215 West Janss Road              91360   THOUSAND OAKS         CA
LA HABRA COMMUNITY HOSPITAL                    1251 W Lambert Rd                90631   LA HABRA              CA        03/31/88
SAN CLEMENTE HOSPITAL                          654 Camino De Los Mares          92673   SAN CLEMENTE          CA        05/15/98
CHINO VALLEY MED CTR                           5451 Walnut Avenue               91710   CHINO                 CA
WESTLAKE MEDICAL CENTER                        32126 Agoura Road                91359   WESTLAKE VILLAGE      CA        07/25/96
MISSION BAY HOSPITAL                           3030 Bunker Hill Street          92109   SAN DIEGO             CA        05/11/99
SOUTH VALLEY HOSPITAL                          9400 No Name Uno                 95020   GILROY                CA        09/30/99
WOODVIEW-CALABASAS HOSPITAL                    25100 Calabasas Rd.              91302   CALABASAS             CA        03/31/93
LAS ENCINAS HOSPITAL                           2900 E Del Mar Blvd              91107   PASADENA              CA
CEDAR VISTA PSYCHIATRIC                        7171 North Cedar Avenue                  FRESNO                CA        01/01/94
CANYON RIDGE HOSPITAL                          5353 G Street                            CHINO                 CA        01/01/94
PRESBYTERIAN ST LUKES MED CTR                  1719 E 19th Ave                  80218   DENVER                CO
ROSE MEDICAL CENTER                            4567 East Ninth Avenue           80220   DENVER                CO
SWEDISH MEDICAL CENTER                         501 E. Hampden Avenue            80110   ENGLEWOOD             CO
NORTH SUBURBAN MEDICAL CTR                     9191 Grant Street                80229   THORNTON              CO
AURORA MEDICAL CENTER                          1501 S. Potomac WY               80012   AURORA                CO        01/01/97
AURORA PRESBYTERIAN                            900 Potomac                      80011   AURORA                CO

ATTACHMENT ONE

                             HCA HOSPITALS TO WHICH
                                COST REPORTING,
                             PHYSICIAN KICKBACK AND
                                  PPS TRANSFER
                                 RELEASES APPLY
                         (RELEASED LIABILITY RUNS ONLY
                       THROUGH HCA SALE OR CLOSURE DATE)

                                   MEDICARE
                                   PROVIDER                                                                             DATE OF HCA
FACILITY                           NUMBER                                                                               SALE OR
NAME                               (REDACTED)  STREET                           ZIP     CITY                  STATE     CLOSURE
-----------------------------------------------------------------------------------------------------------------------------------
SPALDING REHABILITATION HOSPITAL               900 Potomac St                   80011   AURORA                CO
ROCKY MOUNTAIN REHABILITATION                  900 Potomac St                   80011   AURORA                CO        12/31/95
NORTH SUBURBAN REHABILITATION                                                           THORNTON              CO
COLUMBINE PSYCHIATRIC                          8565 S. Poplar Way               80126   LITTLETON             CO        09/01/96
BETHESDA PSYCHEALTH SYSTEM                     4400 East Iliff Avenue           80222   DENVER                CO        01/01/98
Aurora Presbyterian Transitional
  Care                                         1501 S. Potomac Street           80012   Aurora                CO        12/29/98
Park Manor                                     1707 East 18th Street            80218   Denver                CO
ROCKFORD CENTER                                100 Rockford Drive               19714   NEWARK                DE        08/31/96
CEDARS MEDICAL CENTER                          1400 NW 12th Avenue              33136   MIAMI                 FL
TWIN CITIES HOSPITAL                           2190 Highway 85 N                32578   NICEVILLE             FL
NORTH BEACH COMMUNITY                          2835 North Ocean Boulevard       33308   FORT LAUDERDALE       FL        03/31/90
MIAMI HEART INSTITUTE NORTH                    250 63rd Street                  33141   MIAMI                 FL        02/28/97
MIAMI HEART INSTITUTE SOUTH                    4701 N. Meridan Avenue           33140   MIAMI                 FL
COLUMBIA MED CTR - PENINSULA                   264 S Atlantic Avenue            32176   ORMOND BEACH          FL        11/11/99
JFK MEDICAL CENTER                             5301 South Congress Avenue       33462   ATLANTIS              FL
KISSIMMEE MEMORIAL                             200 Hilda St.                    34742   KISSIMMEE             FL        08/12/93
VICTORIA HOSPITAL                              955 N.W. Third St.               33128   MIAMI                 FL        09/30/93
EAST POINTE HOSPITAL                           1500 Lee Boulevard               33936   LEHIGH ACRES          FL
HAMILTON MEMORIAL HOSPITAL                     506 NW 4th St                    32052   JASPER                FL        05/11/99
MEDICAL CENTER OF OSCEOLA                      700 West Oak Street              34742   KISSIMMEE             FL
BARTOW MEMORIAL                                1239 E Main St                   33830   BARTOW                FL        05/11/99
NORTH OSKALOOSA MEDICAL CENTER                 151 Redstone Avenue, SE          32536   CRESTVIEW             FL        03/15/96
SANTA ROSA MEDICAL CENTER                      1450 Berry Mill Road             32570   MILTON                FL        05/17/96
AVENTURA HOSPITAL & MEDICAL CTR                20900 Biscayne Boulevard         33180   AVENTURA              FL
NORTH GABLES HOSPITAL                          5190 Southwest Eighth St.        33134   Coral Gables          FL        01/07/92
LAKE CITY MEDICAL CENTER                       1701 West Duval Street           32055   LAKE CITY             FL
MEDICAL CENTER OF SANFORD                      1401 W Seminole Blvd             32771   SANFORD               FL
WINTER PARK MEMORIAL HOSPITAL                  200 N. Lakemont                  32792   WINTER PARK           FL
SARASOTA DOCTORS HOSPITAL                      5731 Bee Ridge Road              34233   SARASOTA              FL
PLANTATION GENERAL HOSPITAL                    401 N.W. 42nd Avenue             33317   PLANTATION            FL
CLEARWATER COMMUNITY                           1521 East Druid Road             34616   CLEARWATER            FL        02/08/99
MEMORIAL HOSP. OF  JACKSONVILLE                3625 University Blvd South       32216   JACKSONVILLE          FL
ST. PETERSBURG MEDICAL CENTER                  6500 38 Ave N                    33710   ST PETERSBURG         FL
HUMANA HOSPITAL - SUN BAY                      3030 Sixth St. S                 33705   ST. PETERSBURG        FL        12/20/90
NORTHWEST REGIONAL HOSPITAL                    2801 North State Road # 7        33063   MARGATE               FL
NEW PORT RICHEY HOSPITAL                       5637 Marine Parkway              34652   NEW PORT RICHEY       FL
HUMANA HOSPITAL-SOUTH BROWARD                  5100 W Hallandale Beach Blvd     33023   HOLLYWOOD             FL        10/15/91

SPECIALTY HOSPITAL - JACKSONVILLE              4901 Richard Street              32207   JACKSONVILLE          FL
POMPANO BEACH MEDICAL CTR                      600 S.W. Third St.               33060   POMPANO BEACH         FL        12/17/98
SEMINOLE HOSPITAL                              9675 Seminole Blvd.              34642   SEMINOLE              FL        03/17/96
NORTH FLORIDA REGIONAL MED CTR                 6500 Newberry Road               32605   GAINESVILLE           FL
PALM BEACH REGIONAL                            2829 Tenth Ave. N                        LAKE WORTH            FL        11/30/96
DEERING HOSPITAL                               9333 S.W. 152nd Street           33157   MIAMI                 FL
KENDALL REGIONAL MEDICAL CTR                   11750 Bird Road                  33175   MIAMI                 FL
DADE CITY HOSPITAL                             13100 Fort King Road             33525   DADE CITY             FL
OCALA REGIONAL MEDICAL CENTER                  1431 SW First Street             32671   OCALA                 FL
BLAKE MEDICAL CENTER                           2020 59th Street West            34209   BRADENTON             FL
SEBASTIAN HOSPITAL                             13695 U S Highway 1              32958   SEBASTIAN             FL        09/01/93
ST. AUGUSTINE HOSPITAL                         U.S. Highway One South           32086   ST. AUGUSTINE         FL        10/31/91
SOUTHWEST FLORIDA REG CTR                      2727 Winkler Avenue              33901   FORT MYERS            FL
PARK MEDICAL CENTER                            818 S Main Lane                  32801   ORLANDO               FL        07/01/99
FORT WALTON BEACH MED CTR                      1000 Mar-Walt Drive              32547   FORT WALTON BEACH     FL
UNIVERSITY HOSPITAL & MED CTR                  7201 N. University Drive         33321   TAMARAC               FL
ORANGE PARK MEDICAL CENTER                     2001 Kingsley Avenue             32073   ORANGE PARK           FL
HUMANA WOMEN'S HOSPITAL                        3030 W. Buffalo Ave.             33607   TAMPA                 FL        02/28/93

ATTACHMENT ONE

                             HCA HOSPITALS TO WHICH
                                COST REPORTING,
                             PHYSICIAN KICKBACK AND
                                  PPS TRANSFER
                                 RELEASES APPLY
                         (RELEASED LIABILITY RUNS ONLY
                       THROUGH HCA SALE OR CLOSURE DATE)

                                   MEDICARE
                                   PROVIDER                                                                             DATE OF HCA
FACILITY                           NUMBER                                                                               SALE OR
NAME                               (REDACTED)  STREET                           ZIP     CITY                  STATE     CLOSURE
-----------------------------------------------------------------------------------------------------------------------------------
WESTSIDE REGIONAL MED CTR                      8201 W. Broward                  33324   PLANTATION            FL
MEDICAL CENTER OF DAYTONA                      400 North Clyde Morris
                                                 Boulevard                      32114   DAYTONA BEACH         FL        11/12/99
PEMBROKE PINES HOSPITAL                        2301 N University Drive          33024   PEMBROKE PINES        FL        07/01/95
WEST FLORIDA REGIONAL MED CTR                  8383 North Davis Highway         32523   PENSACOLA             FL
PUTNAM MEDICAL CENTER                          Highway 20 W Drawer 778          32177   PALATKA               FL
COLUMBIA - PALM BEACH - HOSPITAL               2201 45th Street                 33407   WEST PALM BEACH       FL
UNIVERSITY GENERAL HOSPITAL                    10200 Seminole Boulevard         34642   SEMINOLE              FL        05/16/97
FAWCETT MEMORIAL                               21298 Olean Blvd.                33952   PORT CHARLOTTE        FL
NORTHSIDE MEDICAL CENTER                       6000 49th Street North           33709   ST PETERSBURG         FL
EDWARD WHITE HOSPITAL                          2323 9th Avenue North            33713   ST PETERSBURG         FL
GULF COAST COMMUNITY HOSPITAL                  449 West 23 Street               32405   PANAMA CITY           FL
BRANDON REGIONAL MED CTR                       119 Oakfield Drive               33511   BRANDON               FL
LAWNWOOD REGIONAL MEDICAL                      1700 S. 23rd Street              34954   FORT PIERCE           FL
LARGO MEDICAL CENTER                           201 14 Street, S.W.              34649   LARGO                 FL
RAULERSON HOSPITAL                             1796 Highway 441 N               34973   OKEECHOBEE            FL
TALLAHASSEE COMMUNITY HOSPITAL                 2626 Capital Medical Boulevard   32308   TALLAHASSEE           FL
REG MED CTR AT BAYONET POINT                   14000 Fivay Road                 34667   HUDSON                FL
SOUTH BAY HOSPITAL                             4016 State Road 674              33570   SUN CITY CENTER       FL
MED CTR PORT ST. LUCIE                         1800 SE Tiffany Avenue           34952   PORT SAINT LUCIE      FL
SOUTH SEMINOLE COMMUNITY                       555 West State Road 434          32750   LONGWOOD              FL        11/30/97
OAK HILL REGIONAL MEDICAL CENTER               11375 Cortez Blvd Box 5300       34606   SPRING HILL           FL
ENGLEWOOD COMMUNITY                            700 Medical Boulevard            34223   ENGLEWOOD             FL
PALMS WEST HOSPITAL                            13001 State Road 80              33470   LOXAHATCHEE           FL
DESTIN HOSPITAL                                996 Airport Rd.                  32541   DESTIN                FL        08/31/94
GULF COAST HOSPITAL                            13681 Doctor's Way               33912   FORT MYERS            FL
HIGHLAND PARK GENERAL HOSP                     1660 NW 7th Court                33136   Miami                 FL        05/31/88
WEST LAKE HOSPITAL                             589 W. State Rd. 434             32750   LONGWOOD              FL        07/31/93
UNIVERSITY OF SOUTH FLORIDA                    3515 E Fletcher Ave              33613   TAMPA                 FL        02/19/93
UNIVERSITY PAVILION                            7201 North University Drive      33321   TAMARAC               FL        01/01/95
Behavioral Health Center                       11100 Northwest 27th Street      33172   Miami                 FL        09/02/99
Gulf Coast Hospital - SNU                      13681 Doctor's Way               33912   FORT MYERS            FL
Columbia Homecare - HHA                        4012 Gunn Highway, Suite 200     33624   Tampa                 FL
Columbia Homecare - HHA                        259 U.S. Highway 27, North       33870   Sebring               FL        11/07/98
PEACHTREE REGIONAL HOSPITAL                    60 Hospital Road                 30263   NEWNAN                GA
CARTERSVILLE MEDICAL CENTER                    960 Joe Frank Harris Parkway     30120   CARTERSVILLE          GA
NORTHLAKE REGIONAL MED CTR                     1455 Montreal Road               30084   TUCKER                GA
BARROW MEDICAL CENTER                          316 North Broad Street           30680   WINDER                GA        05/11/99
MURRAY MEDICAL CENTER                          707 Ellijay Road                 30705   CHATSWORTH            GA        03/06/98
POLK GENERAL                                   424 N Main St                    30125   CEDARTOWN             GA
FAIRVIEW PARK                                  200 Industrial Boulevard         31021   DUBLIN                GA
WORTH COMMUNITY HOSPITAL                       807 S. Isabella Street           31791   SYLVESTER             GA        03/31/88
PALMYRA MEDICAL CENTER                         2000 Palmyra Road                31701   ALBANY                GA
COLISEUM MEDICAL CENTER                        350 Hospital Drive               31217   MACON                 GA
MIDDLE GEORGIA HOSPITAL                        888 Pine Street                  31297   MACON                 GA        12/31/99
REDMOND REGIONAL MED CTR                       501 Redmond Road                 30165   ROME                  GA
METROPOLITAN HOSPITAL                          3223 Howell Mill Road NW         30327   ATLANTA               GA
WEST PACES MEDICAL CENTER                      3200 Howell Mill Road NW         30327   ATLANTA               GA        02/10/99
DUNWOODY MEDICAL CENTER                        4575 N Shallowford Rd            30338   ATLANTA               GA
AUGUSTA HOSPITAL                               3651 Wheeler Road                30909   AUGUSTA               GA
PARKWAY MEDICAL CENTER                         1000 Thornton Road               30122   LITHIA SPRINGS        GA
DOCTORS HOSPITAL - COLUMBUS                    616 19th Street                  31901   COLUMBUS              GA
LANIER PARK HOSPITAL                           675 White Sulpher Road           30501   GAINESVILLE           GA
EASTSIDE MEDICAL CENTER                        1700 Medical Way                 30078   SNELLVILLE            GA
HUGHSTON SPORTS MEDICINE HOSP                  100 Frist Court                  31909   COLUMBUS              GA
MACON NORTHSIDE HOSPITAL                       400 Charter Box 4627             31210   MACON                 GA
WHEELER COUNTY HOSPITAL                        Third Street Box 398             30428   GLENWOOD              GA        06/30/94
COLISEUM PSYCHIATRIC HOSPITAL                  340 Hospital Dr Box 9366         31201   MACON                 GA

ATTACHMENT ONE

                             HCA HOSPITALS TO WHICH
                                COST REPORTING,
                             PHYSICIAN KICKBACK AND
                                  PPS TRANSFER
                                 RELEASES APPLY
                         (RELEASED LIABILITY RUNS ONLY
                       THROUGH HCA SALE OR CLOSURE DATE)

                                   MEDICARE
                                   PROVIDER                                                                             DATE OF HCA
FACILITY                           NUMBER                                                                               SALE OR
NAME                               (REDACTED)  STREET                           ZIP     CITY                  STATE     CLOSURE
-----------------------------------------------------------------------------------------------------------------------------------
Amedysi HH of Georgia (Northlake)              9144 HWY. 278 East               30014   COVINGTON             GA        11/30/98
WEST VALLEY MEDICAL CENTER                     1717 Arlington Avenue            83605   CALDWELL              ID
EASTERN IDAHO REGIONAL MED                     3100 Channing Way                83404   IDAHO FALLS           ID

WALKER CENTER                                  1120A Montana Street             83330   GOODING               ID        08/30/91
MOUNTAIN RIVER                                 2280 East 25th Street            83401   IDAHO FALLS           ID        01/13/89
LAGRANGE MEMORIAL                              5101 S. Willow Springs Road      60525   LA GRANGE             IL        02/01/99
MICHAEL REESE                                  2929 South Ellis Avenue          60616   CHICAGO               IL        11/12/98
CHICAGO OSTEOPATHIC                            5200 South Ellis Avenue          60615   CHICAGO               IL
GRANT HOSPITAL                                 550 W Webster Ave                60614   CHICAGO               IL        11/12/98
HUMANA HOSPITAL - SPRINGFIELD                  5230 South 6th Street            62794   SPRINGFIELD           IL        08/31/88
HOFFMAN ESTATES MEDICAL CENTER                 1555 North Barrington Road       60194   HOFFMAN ESTATES       IL        02/01/99
CHICAGO LAKESHORE                              4840 N Marine Dr                 60640   CHICAGO               IL
RIVEREDGE HOSPITAL                             8311 West Roosevelt Road         60130   FOREST PARK           IL
BARCLAY HOSPITAL                               4700 North Clarendon Avenue      60640   CHICAGO               IL        02/01/97
WOODLAND HOSPITAL                              1650 Moon Lake Blvd              60194   HOFFMAN ESTATES       IL        02/01/99
TERRE HAUTE REGIONAL                           3901 South 7th Street            47802   TERRE HAUTE           IN
NORTH CLARK COMMUNITY                          2200 Market Street               47111   CHARLESTOWN           IN        12/31/91
WOMENS HOSPITAL - INDIANAPOLIS                 8111 Township Line Road          46260   INDIANAPOLIS          IN
WESLEY MEDICAL CENTER                          550 North Hillside               67214   WICHITA               KS
HALSTEAD HOSPITAL                              328 Poplar Street                67056   HALSTEAD              KS        05/11/99
BETHANY MEDICAL CENTER                         51 North 12th Street             66102   KANSAS CITY           KS        12/04/98
WESTERN PLAINS REGIONAL HOSP                   3001 Avenue A                    67801   DODGE CITY            KS        05/11/99
OVERLAND PARK REGIONAL MED CTR                 10500 Quivira Avenue             66215   OVERLAND PARK         KS        12/31/98
COLUMBIA HOSPITAL LEXINGTON                    310 Limestone Street             40508   LEXINGTON             KY
AUDUBON REG MED CENTER                         One Audubon Plaza                40217   LOUISVILLE            KY        09/01/98
MEADOWVIEW REGIONAL MED CTR                    989 West Highway 10              41056   MAYSVILLE             KY        05/11/99
SPRING VIEW HOSPITAL                           St. Mary Road                    40333   LEBANON               KY        09/01/98
BOURBON GENERAL                                9 Linville Drive                 40361   PARIS                 KY        05/11/99
LOGAN MEMORIAL HOSPITAL                        1625 S. Nashville Road           42276   RUSSELLVILLE          KY        05/11/99
GEORGETOWN (KY)                                1140 Lexington Road              40324   GEORGETOWN            KY        05/11/99
PINE LAKE REGIONAL                             1099 Medical Center Circle       42066   MAYFIELD              KY        05/11/99
VALLEY VIEW MEDICAL CENTER                     4604 US Hwy 60 West              42437   MORGANFIELD           KY        09/01/87
SUBURBAN MEDICAL CENTER                        4001 Dutchmans Lane              40207   LOUISVILLE            KY        09/01/98
GREENVIEW REGIONAL HOSPITAL                    1801 Ashley Circle               42104   BOWLING GREEN         KY
HOSPITAL FRANKFORT                             299 Kings Daughters Drive        40601   FRANKFORT             KY
THREE RIVERS HOSPITAL                          Highway 644 PO Box 769           41230   LOUISA                KY        05/28/93
LAKE CUMBERLAND REGIONAL                       305 Langdon Street               42503   SOMERSET              KY        05/11/99
SOUTHWEST HOSPITAL                             9820 Third St Rd                 40272   LOUISVILLE            KY        09/01/98
UNIVERSITY OF LOUISVILLE                       530 S. Jackson St.               40202   LOUISVILLE            KY        02/06/96
TRI-COUNTY COMMUNITY HOSPITAL                  1025 New Moody Lane              40031   LOUISVILLE            KY        09/30/92
Home Care of Louisville                        100 Mallard Creek Road,
                                                 Suite 200                      40207   LOUISVILLE            KY        10/16/98
DAUTERIVE HOSPITAL                             600 N. Lewis                     70560   NEW IBERIA            LA
SAVOY MEDICAL CENTER                           801 Poinciana Avenue             70554   MAMOU                 LA
RAPIDES REGIONAL MEDICAL CENTER                211 Fourth Street                71301   ALEXANDRIA            LA
SPRINGHILL MEDICAL CENTER                      2001 Humana Dr                   71075   SPRINGHILL            LA        05/11/99
WINN PARISH MEDICAL CENTER                     301 W. Boundary Street           71483   WINNFIELD             LA
ELWOOD MEDICAL CENTER                          1221 S. Clearview Parkway        70121   JEFFERSON             LA        12/31/96
AVOYELLES HOSPITAL                             Highway 1192 Bluetown Road       71351   MARKSVILLE            LA
OAKDALE COMMUNITY                              130 N. Hospital Drive            71463   OAKDALE               LA
HIGHLAND HOSPITAL                              1453 E. Bert Kouns Ind           71105   SHREVEPORT            LA        09/30/99
VILLE PLATTE MEDICAL CENTER                    800 E Main                       70586   VILLE PLATTE          LA        09/01/96
TULANE UNIVERSITY MED CTR                      1415 Tulane Avenue               70112   NEW ORLEANS           LA
LAKEVIEW MEDICAL CENTER                        95 East Fairway Drive            70433   COVINGTON             LA
LAKESIDE HOSPITAL                              4700 I-10 Service Road W         70001   METAIRIE              LA
DOCTORS HOSPITAL - OPELOUSAS                   5101 Hwy 67 South                70570   OPELOUSAS             LA        06/01/99
WOMEN'S & CHILDREN'S HOSPITAL                  4600 Ambassador Caffery Parkway  70508   LAFAYETTE             LA
NORTH MONROE HOSPITAL                          3421 Medical Park Drive          71203   MONROE                LA
WESTPARK HOSPITAL                              1900 S. Morrison Blvd            70403   HAMMOND               LA        01/08/93

ATTACHMENT ONE

                             HCA HOSPITALS TO WHICH
                                COST REPORTING,
                             PHYSICIAN KICKBACK AND
                                  PPS TRANSFER
                                 RELEASES APPLY
                         (RELEASED LIABILITY RUNS ONLY
                       THROUGH HCA SALE OR CLOSURE DATE)

                                   MEDICARE
                                   PROVIDER                                                                             DATE OF HCA
FACILITY                           NUMBER                                                                               SALE OR
NAME                               (REDACTED)  STREET                           ZIP     CITY                  STATE     CLOSURE
-----------------------------------------------------------------------------------------------------------------------------------
LAKELAND MEDICAL CENTER                        6000 Bullard Road                70128   NEW ORLEANS           LA
WOMEN & CHILDREN'S                             4200 Nelson Road                 70605   LAKE CHARLES          LA        05/11/99
MEDICAL CENTER OF BATON ROUGE                  17000 Medical Ctr Dr             70816   BATON ROUGE           LA        10/01/98
MEDICAL CENTER OF SW LOUISIANA                 3125 CANAL ST                    70112   LAFAYETTE             LA
RIVERVIEW MEDICAL CENTER                       1125 West LA Highway 30          70737   GONZALES              LA        05/11/99
DEPAUL HOSPITAL                                1040 Calhoun St.                 70118   NEW ORLEANS           LA        01/01/97
HUMANA HOSPITAL - BRENTWOOD                    1800 Irving Pl.                  71101   SHREVEPORT            LA        09/11/90
CYPRESS HOSPITAL                               302 Dulles Dr.                   70506   LAFAYETTE             LA        07/01/95
PARKLAND MEDICAL CENTER                        2414 Bunker Hill Dr.             70808   BATON ROGUE           LA        10/30/92
DEPAUL NORTHSHORE HOSPITAL                     De Paul Northshore Dr.           70434   COVINGTON             LA        02/07/92
METROWEST MEDICAL CENTER                       280 Irving Street                01701   Framingham            MA        03/15/99
VICKSBURG MEDICAL CENTER                       1111 North Frontage Road         39180   VICKSBURG             MS        11/01/98
NATCHEZ COMMUNITY                              129 Jeff Davis Blvd Box 1203     39120   NATCHEZ               MS        09/01/93
GARDEN PARK HOSPITAL                           1520 Broad Avenue                39501   GULFPORT              MS
DOCTORS HOSPITAL - SPRINGFIELD                 2828 North National St.          65801   SPRINGFIELD           MO        10/20/95
INDEPENDENCE REG HEALTH CTR                    1509 W. Truman Road              64050   INDEPENDENCE          MO        12/31/98
ST. PETERS HOSPITAL                            10 Hospital Drive                63376   ST. PETERS            MO        02/10/88
COLUMBIA HSPS NORTH & SOUTH                    3535 South National Road         65807   SPRINGFIELD           MO        08/01/98
RESEARCH PSYCHIATRIC CENTER                    2323 E 63rd St                   64130   KANSAS CITY           MO        05/11/99
SUNRISE HOSPITAL & MED CTR                     3186 S. Maryland Parkway         89109   LAS VEGAS             NV
SUNRISE MOUNTAIN VIEW HOSP                     3100 N. Tenaya Way               89128   LAS VEGAS             NV
TRUCKEE MEADOWS HOSPITAL                       1240 E. 9th Street               89512   Reno                  NV        07/01/93
MONTE VISTA HOSPITAL                           5900 W. Rochelle                 89103   LAS VEGAS             NV        07/01/93
PINEBROOK CENTER                               2100 E. Rancho Dr.               89520   Reno                  NV        05/01/90
PARKLAND MEDICAL CENTER                        One Parkland Drive               03038   DERRY                 NH
PORTSMOUTH REGIONAL HOSPITAL                   333 Borthwick Avenue             03801   PORTSMOUTH            NH
LOVELACE MEDICAL CENTER                        5400 Gibson Blvd SE              87108   ALBUQUERQUE           NM        03/31/90
MEDICAL CENTER - CARLSBAD                      2340 W Pierce                    88220   CARLSBAD              NM        05/11/99
LEA REGIONAL HOSPITAL                          5419 Lovington Highway           88240   HOBBS                 NM        05/11/99
HEIGHTS PSYCHIATRIC HOSPITAL                   103 Hospital Loop NE             87109   ALBUQUERQUE           NM        05/31/95
Charlotte Eye, Ear, and Throat
  Hospital                                     1600 E. Third Street             28204   CHARLOTTE             NC        05/31/87
RALEIGH COMMUNITY HOSPITAL                     3400 Wake Forest Road            27609   RALEIGH               NC        09/15/98
CAPE FEAR MEMORIAL                             5301 Wrightsville Avenue         28403   WILMINGTON            NC        11/01/98
HERITAGE MEMORIAL                              111 Hospital Drive               27866   TARBORO               NC        10/01/98
DAVIS MEDICAL CENTER                           218 Old Mocksville Road          28625   STATESVILLE           NC        11/19/98
PRESBYTERIAN ORTHOPEDIC HOSP                   1901 Randolph Road               28207   CHARLOTTE             NC        08/01/98
HUMANA HOSPITAL - GREENSBORO                   1200 N. Elm St.                  27401   GREENSBORO            NC        06/01/88
BRUNSWICK HOSPITAL                             1 Medical Center Drive           28462   SUPPLY                NC
HIGHSMITH-RAINEY MEMORIAL HOSP                 150 Robeson Street               28301   FAYETTEVILLE          NC        05/31/99
HOLLY HILL HOSPITAL                            3019 Falstaff Rd                 27610   WAKE FOREST           NC        06/30/95
ST VINCENT CHARITY HOSPITAL                    2351 E 22nd St                   44115   CLEVELAND             OH        06/12/99
ST. LUKE'S MEDICAL CENTER                      11311 Shaker Blvd                44104   CLEVELAND             OH        06/12/99
MERCY MEDICAL CENTER                           1320 Mercy Drive NW              44708   CANTON                OH        06/12/99
ST. JOHN WEST SHORE HOSPITAL                   29000 Center Ridge               44145   WESTLAKE              OH        06/12/99
ST. MARY'S MEDICAL CENTER                      305 South 5th Street,
                                                 P O Box 232                    73702   ENID                  OK        09/30/95
CLAREMORE REGIONAL HOSPITAL                    1202 Muskogee Street             74017   CLAREMORE             OK        05/11/99
TULSA REGIONAL MEDICAL CENTER                  744 West 9th Street              74127   TULSA                 OK        12/31/98
PRESBYTERIAN HOSPITAL                          700 N.E. 13th Street             73104   OKLAHOMA CITY         OK
SOUTHWESTERN MEDICAL                           5602 SW Lee Boulevard            73506   LAWTON                OK
DOCTORS HOSPITAL - TULSA                       2323 S. Harvard Ave.             74114   TULSA                 OK        12/31/98
EDMOND REGIONAL MED CTR                        One South Bryant                 73034   EDMOND                OK
BETHANY HEALTH CENTER                          51 North 12th Street             66102   BETHANY               OK        04/01/98
WAGONER COMMUNITY HOSPITAL                     1200 West Cherokee               74467   WAGONER               OK        05/11/99
SEILING HOSPITAL                               US Highway 60 Northeast          73663   SEILING               OK        03/25/88
SEMINOLE MEDICAL CENTER                        2401 Wrangler Boulevard          74686   SEMINOLE              OK
SPECIALTY HOSPITAL - TULSA                     2408 East 81St Street,
                                                 Floors 24 & 25                 74137   TULSA                 OK        12/11/98
REHABILITATION INSTITUTE - OK                  700 NW 7TH Street                73102   OKLAHOMA CITY         OK        06/07/88
SPECIALTY HOSPITAL - TULSA                     2408 East 81St Street,
                                                 Floors 24 & 25                 74137   TULSA                 OK        08/31/94
DOUGLAS MEDICAL CENTER                         738 West Harvard Boulevard       97470   ROSEBURG              OR        05/11/99
WILLAMETTE VALLEY MED CTR                      2700 Three Mile Lane             97128   MCMINNVILLE           OR        05/11/99
PROVIDENCE HOSPITAL                            2435 Forrest Drive               29204   COLUMBIA              SC
COLLETON REGIONAL HOSPITAL                     501 Robertson Boulevard          29488   WALTERBORO            SC

ATTACHMENT ONE

                             HCA HOSPITALS TO WHICH
                                COST REPORTING,
                             PHYSICIAN KICKBACK AND
                                  PPS TRANSFER
                                 RELEASES APPLY
                         (RELEASED LIABILITY RUNS ONLY
                       THROUGH HCA SALE OR CLOSURE DATE)

                                   MEDICARE
                                   PROVIDER                                                                             DATE OF HCA
FACILITY                           NUMBER                                                                               SALE OR
NAME                               (REDACTED)  STREET                           ZIP     CITY                  STATE     CLOSURE
-----------------------------------------------------------------------------------------------------------------------------------
MARLBORO PARK                                  204 N. Marlboro Street           29512   BENNETTSVILLE         SC        05/01/95
CHESTERFIELD GENERAL                           Highway 9 Box 151                29520   CHERAW                SC        05/01/95
DOCTORS HOSPITAL - SPARTANBURG                 389 Serpentine Dr.               29303   SPARTANBURG           SC        07/31/94
TRIDENT MEDICAL CENTER                         9330 Medical Plaza Drive         29406   CHARLESTON            SC
AIKEN REGIONAL MEDICAL CENTER                  202 University Parkway           29801   AIKEN                 SC        07/07/95
GRAND STRAND REGIONAL MED CTR                  809 82nd Parkway                 29572   MYRTLE BEACH          SC
AURORA PAVILION                                P.O. Box 1073                    29802   AIKEN                 SC        07/31/93
NASHVILLE MEMORIAL HOSPITAL                    612 West Due West Avenue         37115   MADISON               TN
SYCAMORE SHOALS HOSPITAL                       1501 West Elk Avenue             37643   ELIZABETHTON          TN        09/01/98
HILLSIDE HOSPITAL                              1265 E College Street            38478   PULASKI               TN        05/11/99
EDGEFIELD HOSPITAL                             610 Gallatin Road                37206   NASHVILLE             TN        08/31/90
HORIZON MEDICAL CENTER                         111 Highway 70 E                 37055   DICKSON               TN
SOUTHERN TENNESSEE MEDICAL                     185 Hospital Road                37398   WINCHESTER            TN        05/11/99
VOLUNTEER GENERAL HOSPITAL                     161 Mount Pelia Rd               38237   MARTIN                TN        06/01/98
SOUTH PITTSBURG HOSPITAL                       210 W. 12th Street               37380   SOUTH PITTSBURG       TN
LAKEWAY REGIONAL                               726 McFarland St                 37814   MORRISTOWN            TN        05/28/93
ATHENS COMMUNITY                               1114 West Madison                37371   ATHENS                TN
NORTH PARK                                     2051 Hamil Road                  37343   HIXSON                TN        05/01/88
JOHNSON CITY SPECIALTY HOSPITAL                203 E. Watauga Avenue            37601   JOHNSON CITY          TN        08/31/98
HUMBOLDT CEDAR CREST                           3525 Chere Carol Road            38343   HUMBOLDT              TN        10/21/89
SMYRNA HOSPITAL                                Hwy. 41S. P.O. Box 306           37167   SMYRNA                TN        02/20/88
HUMANA HOSPITAL - MCFARLAND                    500 Park Ave.                    37087   LEBANON               TN        06/01/92
BENTON COMMUNITY                               Hospital Street                  38320   CAMDEN                TN        10/05/90
DEKALB GENERAL                                 W. Main Street                   37166   SMITHVILLE            TN        07/31/92
TRINITY HOSPITAL                               353 Main Street                  37061   ERIN                  TN        05/11/99
DONELSON HOSPITAL (SUMMIT)                     5655 Frist Blvd                  37076   HERMITAGE             TN
RIVER PARK HOSPITAL                            1559 Sparta Road                 37110   MCMINNVILLE           TN
PARKRIDGE MEDICAL CENTER                       2333 McCallie Road               37404   CHATTANOOGA           TN
CENTENNIAL MEDICAL CENTER
  (Park View)                                  2300 Patterson Street            37203   NASHVILLE             TN
DIAGNOSTIC CENTER                              2412 McCallie Ave                37404   CHATTANOOGA           TN        10/14/88
WESTSIDE HOSPITAL                              2208 Patterson St.               37203   NASHVILLE             TN        07/01/89
PARK WEST MEDICAL CENTERS                      9352 Park West Blvd              37919   Knoxville             TN        08/24/90
HAYWOOD PARK HOSPITAL                          2545 N Washington Ave            38012   BROWNSVILLE           TN        04/01/88
CROCKETT HOSPITAL                              U.S. Highway 43 South            38464   LAWRENCEBURG          TN        05/11/99
INDIAN PATH MEDICAL CENTER                     2000 Brookside Road              37660   KINGSPORT             TN        08/31/98
EAST RIDGE HOSPITAL                            941 Spring Creek Road            37412   EAST RIDGE            TN        06/07/96
NORTH SIDE HOSPITAL                            401 Princeton Road               37601   JOHNSON CITY          TN        09/01/98
SMITH COUNTY MEMORIAL                          158 Hospital Drive               37030   CARTHAGE              TN        05/11/99
LIVINGSTON REGIONAL                            315 Oak Street                   38570   LIVINGSTON            TN        05/11/99
REGIONAL HOSPITAL OF JACKSON                   367 Hospital Boulevard           38303   JACKSON               TN        06/01/98
HENDERSONVILLE HOSPITAL                        355 New Shackle Island Road      37075   HENDERSONSVILLE       TN
SOUTHERN HILLS MEDICAL CENTER                  391 Wallace Road                 37211   NASHVILLE             TN
STONES RIVER HOSPITAL                          Route 1, Dolittle Road           37190   WOODBURY              TN        10/05/99
CHEATAM MEDICAL CENTER                         313 North Main Street            37015   Ashland City          TN
WHITWELL MEDICAL CENTER                        101 N. Maple Street              37397   WHITWELL              TN        10/17/97
Northeast Tennessee Rehab                      400 State of Franklin Road       37604   Johnson City          TN        08/31/98
VALLEY PSYCHIATRIC HOSPITAL                    Shallowford Rd.                  37421   CHATTANOOGA           TN        08/31/96
INDIAN PATH PAVILION                           2300 Pavilion Dr.                37660   KINGSPORT             TN        09/27/96

PSYCHIATRIC HOSP AT VANDERBILT                 1601 23rd Avenue South           37220   NASHVILLE             TN        04/30/99
GULF COAST HOSPITAL                            2800 Garth Rd.                   77521   BAYTOWN               TX        09/01/92
ST. JOSEPH HOSPITAL                            1401 South Main Street           76104   FORT WORTH            TX        07/01/95
WESTBURY                                       5556 Gasmer Rd.                  77035   HOUSTON               TX        07/31/95
GILMER MEDICAL CENTER                          712 N. Wood St.                  75644   GILMER                TX        10/28/95
SOUTHSIDE COMMUNITY                            4626 Weber Rd.                   78411   CORPUS CHRISTI        TX        07/18/93
NORTH HILLS MEDICAL CENTER                     4401 Booth Calloway Road         76180   NORTH RICHLAND HILLS  TX
MEDICAL CENTER DALLAS SW                       2929 S Hampton Rd                75224   DALLAS                TX
BAYSHORE MEDICAL CENTER                        4000 Spencer  Highway            77504   PASADENA              TX
MEDICAL CENTER - PAMPA                         1 Medical Plaza                  79066   PAMPA                 TX        05/11/99
MEDICAL CENTER -  WEST                         1801 North Oregon                79902   EL PASO               TX

ATTACHMENT ONE

                             HCA HOSPITALS TO WHICH
                                COST REPORTING,
                             PHYSICIAN KICKBACK AND
                                  PPS TRANSFER
                                 RELEASES APPLY
                         (RELEASED LIABILITY RUNS ONLY
                       THROUGH HCA SALE OR CLOSURE DATE)

                                   MEDICARE
                                   PROVIDER                                                                             DATE OF HCA
FACILITY                           NUMBER                                                                               SALE OR
NAME                               (REDACTED)  STREET                           ZIP     CITY                  STATE     CLOSURE
-----------------------------------------------------------------------------------------------------------------------------------
HUMANA HOSPITAL - SOUTHMORE                    906 E Southmore                  77502   PASADENA              TX        09/30/90
DOCTORS REGIONAL MED CTR                       3315 South Alameda               78411   CORPUS CHRISTI        TX        05/01/99
EAST HOUSTON MEDICAL CENTER                    13111 East Freeway               77015   HOUSTON               TX        08/31/98
NORTHWEST HOSPITAL - TEXAS                     13725 Farm Rd 624, PO Box 9917   78469   CORPUS CHRISTI        TX
NORTHEAST COMMUNITY                            1301 Airport Freeway             76021   BEDFORD               TX        05/31/96
DETAR HOSPITAL                                 506 E. San Antonio               77902   VICTORIA              TX        05/11/99
COLONIAL HOSPITAL                              502 W College St                 75160   TERRELL               TX        12/31/92
CORPUS CHRISTI DOCTORS HOSPITAL                1502 Tarleton                    78415   CORPUS CHRISTI        TX        10/18/90
MAINLAND HOSPITAL                              519 Ninth Ave. N.                77590   TEXAS CITY            TX        08/31/93
GULF COAST MEDICAL CENTER                      1400 HWY 59 Bypass               77488   WHARTON               TX        05/11/99
CONROE REGIONAL MEDICAL CTR                    504 Medical Center Blvd          77305   CONROE                TX
DOCTORS HOSPITAL - EAST LOOP                   9339 North Loop East             77029   HOUSTON               TX        02/29/96
MED CTR COLLEGE STATION                        1604 Rock Prairie Road           77840   COLLEGE STATION       TX        05/11/99
ROSEWOOD MEDICAL CENTER                        9200 Westheimer Road             77063   HOUSTON               TX
SUNBELT REGIONAL MED CTR - EAST                15101 East Freeway               77530   CHANNELVILLE          TX        08/31/88
SAN ANGELO COMMUNITY MED CTR                   3501 Knickerbocker Rd            76904   SAN ANGELO            TX        05/11/99
ALICE PHYS & SURGEONS HOSP                     300 East Third Street            78332   ALICE                 TX        05/11/99
SAM HOUSTON MEMORIAL                           1615 Hillendahl                  77055   HOUSTON               TX        07/01/94
SOUTHWEST TEXAS METHODIST                      7700 Floyd Curl                  78229   SAN ANTONIO           TX
MEDICAL CENTER - SHERMAN                       1111 Gallagher Road              75090   SHERMAN               TX        05/11/99
WYSONG MEDICAL CENTER                          130 S. Central Expressway        75069   MCKINNEY              TX        01/10/93
NORTH TEXAS MEDICAL CENTER                     1800 North Graves Street         75069   MCKINNEY              TX
FLOW MEMORIAL HOSPITAL                         1310 Scripture Street            76207   DENTON                TX        09/26/88
BELLAIRE MEDICAL CENTER                        5314 Dashwood Drive              77081   HOUSTON               TX
ST. DAVID'S MEDICAL CENTER                     919 E. 32nd Street               78705   AUSTIN                TX
NAVARRO REGIONAL HOSPITAL                      3201 West Highway 22             75110   CORSICANA             TX        05/11/99
WOODLAND HEIGHTS MED CTR                       500 Gaslight Boulevard           75904   LUFKIN                TX        05/11/99
DIAGNOSTIC CENTER HOSPITAL                     6447 Main Street                 77030   HOUSTON               TX        08/31/93
MAINLAND MEDICAL CENTER                        6801 EF Lowry Expressway         77591   TEXAS CITY            TX
HUMANA HOSPITAL - BAYTOWN                      1700 James Bowie Drive Box 1451  77520   BAYTOWN               TX        12/11/90
ALVIN MEDICAL CENTER                           301 Medic Lane                   77511   ALVIN                 TX        01/01/97
NORTH HOUSTON MEDICAL CENTER                   232 West Parker Road             77076   HOUSTON               TX        07/22/99
HEIGHTS HOSPITAL                               1917 Ashland St.                 77008   HOUSTON               TX        08/31/94
NORTH HOUSTON MEDICAL CENTER                   5815 Airline Drive               77076   AIRLINE               TX        08/31/96
ABILENE REGIONAL MEDICAL CENTER                6250 HWY 83-84 AT Antilley Road  79606   ABILENE               TX        05/01/94
SILSBEE DOCTORS HOSPITAL                       Highway 418 West                 77656   SILSBEE               TX        05/11/99
BROWNWOOD REGIONAL MED CTR                     1501 Burnet Drive                76801   BROWNWOOD             TX        05/11/99
NORTH BAY HOSPITAL                             1711 West Wheeler Avenue         78336   ARKANSAS PASS         TX
CLEAR LAKE REG MED CENTER                      500 Medical Center Boulevard     77598   WEBSTER               TX
SPRING BRANCH MEDICAL CENTER                   8850 Long Point Road             77055   HOUSTON               TX
SAN ANTONIO REGIONAL HOSPITAL                  8026 Floyd Curl                  78229   SAN ANTONIO           TX
METROPOLITAN METHODIST HOSP                    1310 McCollough Avenue           78212   SAN ANTONIO           TX        07/01/99
MEDICAL CENTER -  DENTON                       4405 N Interstate 35             76207   DENTON                TX
DOCTORS HOSPITAL - CONROE                      3205 West Davis                  77035   CONROE                TX        06/16/95
DOCTORS HOSPITAL - LAREDO                      500 E Mann Rd                    78041   LAREDO                TX        05/11/99
WEST HOUSTON MEDICAL CENTER                    12141 Richmond Avenue            77082   HOUSTON               TX
MEDICAL CENTER - EAST                          10301 Gateway West               79925   EL PASO               TX
MEDICAL CITY DALLAS                            7777 Forest Lane                 75230   DALLAS                TX
MEDICAL CENTER - PLANO                         3901 W 15Th St                   75075   PLANO                 TX
MEDICAL CENTER  HOSPITAL DEL ORO               8081 Green Briar                 77054   HOUSTON               TX        08/18/95
VALLEY REGIONAL MEDICAL CENTER                 1 Ted Hunt Boulevard             78521   BROWNSVILLE           TX
BEAUMONT MEDICAL CENTER                        3080 College Street              77701   BEAUMONT              TX        05/11/99
MEDICAL CENTER - LEWISVILLE                    500 West Main Street             75057   LEWISVILLE            TX
PLAZA MEDICAL CENTER - FT. WORTH               900 Eighth Avenue                76104   FORT WORTH            TX
WOMENS HOSPITAL - TEXAS                        7600 Fannin Street               77054   HOUSTON               TX
MEDICAL CENTER - ARLINGTON                     3301 Matlock Road                76015   ARLINGTON             TX
MEDICAL CENTER  - TERRELL                      1551 HWY 34 S                    75160   TERRELL               TX        05/11/99
EL CAMPO MEMORIAL HOSPITAL                     303 Sandy Corner Road            77437   EL CAMPO              TX        01/31/96

ATTACHMENT ONE

                             HCA HOSPITALS TO WHICH
                                COST REPORTING,
                             PHYSICIAN KICKBACK AND
                                  PPS TRANSFER
                                 RELEASES APPLY
                         (RELEASED LIABILITY RUNS ONLY
                       THROUGH HCA SALE OR CLOSURE DATE)

                                   MEDICARE
                                   PROVIDER                                                                             DATE OF HCA
FACILITY                           NUMBER                                                                               SALE OR
NAME                               (REDACTED)  STREET                           ZIP     CITY                  STATE     CLOSURE
-----------------------------------------------------------------------------------------------------------------------------------
MEDICAL ARTS HOSPITAL - WEBSTER                6161 Harry Hines Boulevard       75235   WEBSTER               TX        03/13/98
LONGVIEW REGIONAL HOSPITAL                     2901 N 4th Street                75605   LONGVIEW              TX        05/11/99
MEDICAL ARTS HOSP - TEXARKANA                  2501 College Dr.                 75501   TEXARKANA             TX        12/31/97
KATY MEDICAL CENTER                            5602 Medical Center Drive        77494   KATY                  TX        10/01/99
RIO GRANDE REGIONAL HOSPITAL                   101 East Ridge Road              78503   MCALLEN               TX
ST.  DAVID'S SOUTH HOSPITAL                    901 West Ben White Blvd          78704   AUSTIN                TX
MEDICAL CENTER - LANCASTER                     2600 W Pleasant Run Rd           75146   LANCASTER             TX
FORT BEND MEDICAL CENTER                       3803 F M 1092 at HWY 6           77459   MISSOURI CITY         TX        10/01/99
ST. DAVID'S HOSP ROUND ROCK                    2400 Round Rock Ave              78681   ROUND ROCK            TX
MANSFIELD HOSPITAL                             1802 Highway 157 North           76063   MANSFIELD             TX        12/21/89
WOMENS & CHILDREN'S HOSPITAL                   8109 Fredericksburg Road         78229   SAN ANTONIO           TX        01/01/97
NORTHEAST METHODIST HOSPITAL                   12412 Judson Road                78233   SAN ANTONIO           TX
DENTON COMMUNITY                               207 N Bonnie Brae                76201   DENTON                TX        11/13/96
TOPS SURGICAL SPECIALTY HOSPITAL               17080 Red Oak Dr Box 73409       77090   HOUSTON               TX        07/01/99
KINGWOOD MEDICAL CENTER                        22999 US HWY 59 North            77339   KINGWOOD              TX
METHODIST AMBULATORY SURGICAL                  9150 Huebner Rd Suite 900        78240   SAN ANTONIO           TX
SURGICARE SPECIALTY HOSPITAL                   718 Elizabeth St                 78404   CORPUS CHRISTI        TX
BAY AREA MEDICAL CENTER                        7101 S. Padre Island Drive       78412   CORPUS CHRISTI        TX        05/01/99
PANHANDLE SURGICAL HOSPITAL                    7100 West 9th Ave                79106   AMARILLO              TX        05/11/99
TEXAS ORTHOPEDIC HOSPITAL                      7401 S Main                      77030   HOUSTON               TX
AUSTIN DIAGNOSTIC MEDICAL CTR                  12221 Mopac Expressway North     78758   AUSTIN                TX
MEDICAL CENTER - LAS COLINAS                   6800 N. MacArthur Blvd           75039   Irving                TX

SPECIALTY HOSPITAL OF HOUSTON                  5556 Gasmer                      77035   HOUSTON               TX        04/05/95

SPECIALTY HOSP OF MEDICAL ARTS                 6161 Harry Hines Blvd            75235   DALLAS                TX        03/13/98
REHABILITATION HOSPITAL SOUTH TX               6226 Saratoga Blvd               78414   CORPUS CHRISTI        TX
ST. DAVID'S REHABILITATION                     1005 E 32nd St                   78705   AUSTIN                TX
SPECIALTY HOSPITAL OF AUSTIN                   4207 Burnet Road                 78756   AUSTIN                TX        03/01/95
CHAMPIONS TREATMENT CENTER                     14320 Walters Road               77014   HOUSTON               TX        06/15/97
BEAUMONT MEDICAL & SURGICAL                    3250 Fannin St.                  77701   BEAUMONT              TX        01/01/95
BELLE PARK HOSPITAL                            4427 Belle Park Dr.              77072   HOUSTON               TX        08/27/93
GREENLEAF PSYCHIATRIC                          2000 Greens Prarie Rd            77845   COLLEGE STATION       TX        04/19/93
RED RIVER HOSPITAL                             1505 8th St                      76301   WICHITA FALLS         TX        10/01/93
HOUSTON INTERNATIONAL HOSPITAL                 6441 Main St.                    77030   HOUSTON               TX        11/30/90
SUN VALLEY REGIONAL HOSPITAL                   1155 Idaho St.                   79902   EL PASO               TX        08/30/92
SHOAL CREEK HOSPITAL                           3501 Mills Avenue                78731   Austin                TX        07/01/93
BRAZOS CENTER FOR PSYCHIATRY                   301 Londonberry Dr               76702   WACO                  TX        12/21/92
BAYVIEW PSYCHIATRIC CENTER                     6226 Saratoga Blvd               78414   CORPUS CHRISTI        TX        05/01/99
GULF PINES PSYCHIATRIC HOSPITAL                205 Hollow Tree Lane             77090   HOUSTON               TX        10/01/93
HILL COUNTRY HOSPITAL                          8205 Palisades Dr.               78233   SAN ANTONIO           TX        03/01/92
RICHLAND HOSPITAL                              7501 Glenview Dr.                76180   NORTH RICHLAND HILLS  TX        07/01/93
ST. DAVID'S PAVILION                           919 East 32nd Street             78765   AUSTIN                TX
DEER PARK HOSPITAL                             4525 Glenwood                    77536   DEER PARK             TX        02/12/93
Willow Creek Hosptial                          7000 Highway 287 S at Eden Rd    76017   ARLINGTON             TX        08/17/93
Hearthstone Home Health, Inc.                  2900 North Loop West, suite 580  77092   Houston               TX        10/16/98
Lifeway Home Health Care                       2028 East Ben White Blvd.,
                                                 Suite 450                      78741   Austin                TX
SALT LAKE REGIONAL                             1050 East South Temple           84102   SALT LAKE CITY        UT        04/30/95
OGDEN REGIONAL MEDICAL CENTER                  5475 South 500 East              84405   OGDEN                 UT
PIONEER VALLEY HOSPITAL                        3460 S. Pioneer Parkway          84120   WEST VALLEY CITY      UT        05/17/96
CASTLEVIEW HOSPITAL                            300 N Hospital Drive             84501   PRICE                 UT        05/11/99
MOUNTAIN VIEW HOSPITAL                         1000 East Highway 6              84651   PAYSON                UT
BRIGHAM CITY COMMUNITY                         900 South 500 West               84302   BRIGHAM CITY          UT
ASHLEY VALLEY MED CENTER                       151 W. 200 N                     84078   VERNAL                UT        05/11/99
DAVIS MEDICAL CENTER                           1600 West Antelope Drive         84041   LAYTON                UT        05/17/96

ATTACHMENT ONE

                             HCA HOSPITALS TO WHICH
                                COST REPORTING,
                             PHYSICIAN KICKBACK AND
                                  PPS TRANSFER
                                 RELEASES APPLY
                         (RELEASED LIABILITY RUNS ONLY
                       THROUGH HCA SALE OR CLOSURE DATE)

                                   MEDICARE
                                   PROVIDER                                                                             DATE OF HCA
FACILITY                           NUMBER                                                                               SALE OR
NAME                               (REDACTED)  STREET                           ZIP     CITY                  STATE     CLOSURE
-----------------------------------------------------------------------------------------------------------------------------------
LAKEVIEW HOSPITAL                              630 E. Medical Drive             84010   BOUNTIFUL             UT
ST. MARKS HOSPITAL                             1200 East 3900 South             84124   SALT LAKE CITY        UT
JORDAN VALLEY                                  3580 West 9000 South             84088   WEST JORDAN           UT        03/01/96
PENTAGON CITY HOSPITAL                         2455 Army-Navy Drive             22206   ARLINGTON             VA        09/02/99
HUMANA HOSPITAL - RICHMOND                     7700 Parham Rd                   23294   RICHMOND              VA        12/10/91
JOHN RANDOLPH MEDICAL CENTER                   411 West Randolph Road           23860   HOPEWELL              VA
JOHNSTON-WILLIS HOSPITAL                       1401 Johnston-Willis Drive       23235   RICHMOND              VA        01/01/96
LEWIS-GALE MEDICAL CENTER                      1900 Electric Road               24153   SALEM                 VA
ARLINGTON HOSPITAL                             1701 N George Mason Drive        22205   ARLINGTON             VA        09/30/99
CLINCH VALLEY MEDICAL CENTER                   2949 West Front Street           24641   RICHLANDS             VA
RETREAT HOSPITAL                               2621 Grove Avenue                23220   RICHMOND              VA
NORTHERN VIRGINIA DOCTORS                      601 S. Carlin Springs Road       22204   ARLINGTON             VA        05/17/95
RESTON HOSPITAL CENTER                         1850 Town Center Pkwy
                                                 PO Box 3220                    22090   RESTON                VA
MONTGOMERY REGIONAL                            3700 South Main Street           24060   BLACKSBURG            VA
CHIPPENHAM MEDICAL CENTER                      7101 Jahnke Road                 23225   RICHMOND              VA
PULASKI COMMUNITY HOSPITAL                     2400 Lee Highway                 24301   PULASKI               VA
HENRICO DOCTORS HOSPITAL                       1602 Skipwith Road               23229   RICHMOND              VA
HUMANA HOSPITAL - BAYSIDE                      800 Independence Blvd            23455   VIRGINIA BEACH        VA        07/31/91
ALLEGHANY REGIONAL HOSPITAL                    1 ARH Lane                       24457   LOWMOOR               VA
PENINSULA PSYCHIATRIC HOSPITAL                 2244 Executive Drive             23666   HAMPTON               VA
LEWIS-GALE PSYCHIATRIC HOSPITAL                1902 Braeburn Dr.                24153   SALEM                 VA        04/01/96
POPLAR SPRINGS HOSPITAL                        350 Poplar Drive  PO Box 3060    23805   PETERSBURG            VA        02/15/97
DOMINION HOSPITAL                              2960 Sleepy Hollow Rd            22044   FALLS CHURCH          VA
LAKEVIEW HOSPITAL                              S. 19th St. And Union Sts.       98405   TACOMA                WA        08/31/89
CAPITAL MEDICAL CENTER                         3900 Capitol Mall Drive SW       98502   OLYMPIC               WA
GREENBRIER VALLEY MED CTR                      202 Maplewood Avenue             24970   RONCEVERTE            WV        11/19/98
ST FRANCIS HOSPITAL                            333 Laidley                      25301   CHARLESTON            WV
ST. JOSEPH HOSPITAL                            1824 Murdock Ave                 26101   PARKERSBURG           WV
BECKLEY HOSPITAL                               1007 South Oakwood Avenue        25801   BECKLEY               WV        07/09/97
ST. LUKE'S HOSPITAL                            1333 Southview Drive             24701   BLUFIELD              WV        01/31/99
RALEIGH GENERAL HOSPITAL                       1710 Harper Road                 25801   BECKLEY               WV
PUTMAN GENERAL HOSPITAL                        1400 Hospital Drive              25526   HURRICANE             WV
RIVER PARK HOSPITAL
                                               1230 Sixth Avenue                25701   HUNTINGTON            WV
PARKWAY REGIONAL                               6001 Research Park Blvd.         53719   MADISON               WI        12/15/93
RIVERTON MEMORIAL                              2100 W. Sunset Drive             82501   RIVERTON              WY        05/11/99
SPALDING - CHEYENNE REHAB                      2600 East 18th Street            82001   CHEYENNE              WY        05/31/99

ATTACHMENT TWO

                             HCA HOSPITALS TO WHICH
                            WOUND CARE RELEASES APPLY
                         (RELEASED LIABILITY RUNS ONLY
                       THROUGH HCA SALE OR CLOSURE DATE)

                                   MEDICARE
                                   PROVIDER                                                                             DATE OF HCA
FACILITY                           NUMBER                                                                               SALE OR
NAME                               (REDACTED)  STREET                           ZIP     CITY                  STATE     CLOSURE
-----------------------------------------------------------------------------------------------------------------------------------
MONTGOMERY REGIONAL MED CTR                    301 South Ripley Street          36104   MONTGOMERY            AL         09/01/98
MEDICAL  CENTER - PHOENIX                      1947 East Thomas Rd              85016   PHOENIX               AZ         05/11/99
SAN LEANDRO HOSPITAL                           13855 E. 14th Street             94578   SAN LEANDRO           CA         05/11/99
MISSION BAY HOSPITAL                           3030 Bunker Hill Street          92109   SAN DIEGO             CA         05/11/99
PRESBYTERIAN ST LUKES MED CTR                  1719 E 19th Ave                  80218   DENVER                CO
MIAMI HEART INSTITUTE SOUTH                    4701 N. Meridan Avenue           33140   MIAMI                 FL
JFK MEDICAL CENTER                             5301 South Congress Avenue       33462   ATLANTIS              FL
MEDICAL CENTER OF OSCEOLA                      700 West Oak Street              34742   KISSIMMEE             FL
BARTOW MEMORIAL                                1239 E Main St                   33830   BARTOW                FL         05/11/99
AVENTURA HOSPITAL & MEDICAL CTR                20900 Biscayne Boulevard         33180   AVENTURA              FL
MEDICAL CENTER OF SANFORD                      1401 W Seminole Blvd             32771   SANFORD               FL
SARASOTA DOCTORS HOSPITAL                      5731 Bee Ridge Road              34233   SARASOTA              FL
CLEARWATER COMMUNITY                           1521 East Druid Road             34616   CLEARWATER            FL         02/08/99
MEMORIAL HOSP. OF  JACKSONVILLE                3625 University Blvd South       32216   JACKSONVILLE          FL
ST. PETERSBURG MEDICAL CENTER                  6500 38 Ave N                    33710   ST PETERSBURG         FL
NORTHWEST REGIONAL HOSPITAL                    2801 North State Road # 7        33063   MARGATE               FL
NORTH FLORIDA REGIONAL MED CTR                 6500 Newberry Road               32605   GAINESVILLE           FL
DEERING HOSPITAL                               9333 S.W. 152nd Street           33157   MIAMI                 FL
KENDALL REGIONAL MEDICAL CTR                   11750 Bird Road                  33175   MIAMI                 FL
OCALA REGIONAL MEDICAL CENTER                  1431 SW First Street             32671   OCALA                 FL
SOUTHWEST FLORIDA REG CTR                      2727 Winkler Avenue              33901   FORT MYERS            FL
PARK MEDICAL CENTER                            818 S Main Lane                  32801   ORLANDO               FL         07/01/99
UNIVERSITY HOSPITAL                            7201 N. University Drive         33321   TAMARAC               FL
ORANGE PARK MEDICAL CENTER                     2001 Kingsley Avenue             32073   ORANGE PARK           FL
WESTSIDE REGIONAL MED CTR                      8201 W. Broward                  33324   PLANTATION            FL
MEDICAL CENTER OF DAYTONA                      400 North Clyde Morris
                                                 Boulevard                      32114   DAYTONA BEACH         FL         11/12/99
WEST FLORIDA REGIONAL MED CTR                  8383 North Davis Highway         32523   PENSACOLA             FL
PALM BEACH - HOSPITAL                          2201 45th Street                 33407   WEST PALM BEACH       FL
FAWCETT MEMORIAL                               21298 Olean Blvd.                33952   PORT CHARLOTTE        FL
GULF COAST COMMUNITY HOSPITAL                  449 West 23 Street               32405   PANAMA CITY           FL
BRANDON REGIONAL MED CTR                       119 Oakfield Drive               33511   BRANDON               FL
TALLAHASSEE COMMUNITY HOSPITAL                 2626 Capital Medical Boulevard   32308   TALLAHASSEE           FL
REG MED CTR AT BAYONET POINT                   14000 Fivay Road                 34667   HUDSON                FL
MED CTR PORT ST. LUCIE                         1800 SE Tiffany Avenue           34952   PORT SAINT LUCIE      FL
ENGLEWOOD COMMUNITY                            700 Medical Boulevard            34223   ENGLEWOOD             FL         02/10/99
WEST PACES MEDICAL CENTER                      3200 Howell Mill Road NW         30327   ATLANTA               GA
EASTSIDE MEDICAL CENTER                        1700 Medical Way                 30078   SNELLVILLE            GA         12/04/98
BETHANY MEDICAL CENTER                         51 North 12th Street             66102   KANSAS CITY           KS
COLUMBIA HOSPITAL LEXINGTON                    310 Limestone Street             40508   LEXINGTON             KY         05/11/99
PINE LAKE REGIONAL                             1099 Medical Center Circle       42066   MAYFIELD              KY         09/01/98
SUBURBAN MEDICAL CENTER                        4001 Dutchmans Lane              40207   LOUISVILLE            KY
GREENVIEW REGIONAL HOSPITAL                    1801 Ashley Circle               42104   BOWLING GREEN         KY
PARKLAND MEDICAL CENTER                        One Parkland Drive               03038   DERRY                 NH
PORTSMOUTH REGIONAL HOSPITAL                   333 Borthwick Avenue             03801   PORTSMOUTH            NH         11/01/98
CAPE FEAR MEMORIAL                             5301 Wrightsville Avenue         28403   WILMINGTON            NC         11/19/98
DAVIS MEDICAL CENTER                           218 Old Mocksville Road          28625   STATESVILLE           NC         08/01/98
PRESBYTERIAN ORTHOPEDIC HOSP                   1901 Randolph Road               28207   CHARLOTTE             NC
PROVIDENCE HOSPITAL                            2435 Forrest Drive               29204   COLUMBIA              SC
GRAND STRAND REGIONAL MED CTR                  809 82nd Parkway                 29572   MYRTLE BEACH          SC
MEDICAL CENTER -  WEST                         1801 North Oregon                79902   EL PASO               TX         07/01/94
SAM HOUSTON MEMORIAL                           1615 Hillendahl                  77055   HOUSTON               TX
SOUTHWEST TEXAS METHODIST HOSPITAL             7700 Floyd Curl Drive            78229   SAN ANTONIO
SPRING BRANCH MEDICAL CENTER                   8850 Long Point Road             77055   HOUSTON               TX         05/11/99
MEDICAL CENTER - EAST                          10301 Gateway West               79925   EL PASO               TX
BEAUMONT MEDICAL CENTER                        3080 College Street              77701   BEAUMONT              TX
LAKEVIEW HOSPITAL                              630 E. Medical Drive             84010   BOUNTIFUL             UT

ATTACHMENT THREE

                             HCA HOSPITALS TO WHICH
                              CEDARS MEDICAL CENTER
                         COST SHIFTING RELEASES APPLIES

                                   MEDICARE
                                   PROVIDER
FACILITY                              #
NAME                               (REDACTED)  STREET                           ZIP     CITY                  STATE
-------------------------------------------------------------------------------------------------------------------------
CEDARS MEDICAL CENTER                          1400 NW 12th Avenue              33136   MIAMI                 FL
MIAMI HEART INSTITUTE SOUTH                    4701 N. Meridan Avenue           33140   MIAMI                 FL
JFK MEDICAL CENTER                             5301 South Congress Avenue       33462   ATLANTIS              FL
AVENTURA HOSPITAL & MEDICAL CTR                20900 Biscayne Boulevard         33180   AVENTURA              FL
NORTHWEST REGIONAL HOSPITAL                    2801 North State Road #7         33063   MARGATE               FL
KENDALL REGIONAL MEDICAL CTR                   11750 Bird Road                  33175   MIAMI                 FL
UNIVERSITY HOSPITAL & MED CTR                  7201 N. University Drive         33321   TAMARAC               FL
WESTSIDE REGIONAL MED CTR                      8201 W. Broward                  33324   PLANTATION            FL
COLUMBIA - PALM BEACH - HOSPITAL               2201 45th Street                 33407   WEST PALM BEACH       FL